Exhibit 99.2 First Quarter 2020 Earnings Presentation

Important Notice Statements included herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, which may relate to future events or the future performance or financial condition of Ares Commercial Real Estate Corporation ("ACRE" or the "Company"), its external manager, Ares Commercial Real Estate Management LLC ("ACREM"), a subsidiary of Ares Management Corporation ("Ares Corp."), Ares Corp., certain of their respective subsidiaries and certain funds and accounts managed by ACREM and/or their subsidiaries. These statements are not guarantees of future results or financial condition and involve a number of risks and uncertainties. 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Business Highlights Attractive Portfolio Positioning Well Capitalized Balance Sheet Strong Credit Quality 95% senior loans Unrestricted cash as of No loan impairments May 7, 2020 of approximately since inception No liquid securities $50 million 100% debt service payments Multifamily, office and industrial Total borrowings across ten received for April 2020 properties comprise 62% of loan different sources payment date portfolio Primarily match funded We believe Ares Management 96% of the loan portfolio is either assets and liabilities sponsorship provides informational fixed rate or floating rate with a advantages and enhances asset LIBOR floor (weighted average No margin calls management capabilities LIBOR floor of 1.77%) based on changes in market borrowing spreads on credit facilities Note: As of March 31, 2020, unless otherwise noted. See footnotes on page 16. 2

First Quarter 2020 Results • GAAP loss of $17.3 million or $0.54 per diluted common share, inclusive of $27.1 million or $0.85 per Financial diluted common share CECL impact • Core Earnings(1) of $10.3 million or $0.32 per diluted common share Results • Book value per diluted common share of $13.95 or $14.92 excluding current expected credit losses ("CECL") reserve CECL • Cumulative CECL reserve of $32.2 million reflects macroeconomic environment from COVID-19 • Provision for current expected credit losses of $27.1 million or $0.85 per diluted common share for Q1-20 • Closed six senior loans and one subordinated loan totaling $355.8 million in commitments Originations and • $284.6 million in outstanding principal initially funded on new commitments Repayments • $12.7 million in outstanding principal funded on previously originated commitments • Repayments of $107.1 million from four loans • 53 loans held for investment • $2.2 billion in originated commitments at closing and $1.9 billion in outstanding principal Total Loan • Weighted average unleveraged effective yield of 6.2%(2) (including non-accrual loans) and 6.6% Portfolio (excluding non-accrual loans) • Based on March 31, 2020 ending spot one month LIBOR rate of 0.99%, approximately 88% of the Q1-20 portfolio is either fixed rate or floating rate with a LIBOR floor that is currently “in the money" Dividends • Common stock dividend of $0.33 per common share for Q1-20 paid in cash on April 15, 2020* * There is no assurance dividends will continue at these levels or at all. Note: As of March 31, 2020, unless otherwise noted. See footnotes on page 16. 3

Total Loans Held for Investment Portfolio Key Statistics Loan Portfolio Characteristics(4) ($ in millions) Total loan commitments $2,158.1 Mid-Atlantic/Northeast Outstanding principal balance $1,883.1 9% Weighted average unpaid principal balance of loan portfolio* $1,854.1 Total number of loans 53 Southwest Percentage of floating rate loans based on outstanding principal 14% Southeast balance 98% 38% Percentage of senior loans based on outstanding principal balance 95% Weighted average remaining life of loan portfolio 1.6 years Weighted average remaining life of senior loans 1.5 years West Weighted average remaining life of subordinated debt and preferred equity investments 2.5 years 19% (2) Unleveraged Effective Yield Midwest 20% Loan Portfolio 8% 7.2% 7.2% 6.9% 6.8% 6.6% ** Self Storage 1% 6% Residential/Condominium 2% Multifamily 27% 4% Industrial 9% 2% 0% Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Student Housing ** Senior loans 6.9% 6.9% 6.5% 6.5% 6.2% 10% Sub. debt and pref. equity investments 15.2% 14.7% 15.0% 15.1% 13.5% Office 26% Note: As of March 31, 2020, unless otherwise noted. Mixed-use 11% * During the quarter ended March 31, 2020. **Excludes impact of loans on non-accrual status as of March 31, 2020. Including non- Hotel 14% accrual loans, total weighted average Unleveraged Effective Yield for total portfolio and senior loans would be 6.2% and 5.9%, respectively. See footnotes on page 16. 4

First Quarter 2020 Investment Activity First Quarter 2020 Characteristics of Funded Loans(5) Loans Summary Office ($ in millions) 47% Number of loans closed 7 New loan commitments $355.8 Average size of loans closed $50.8 Mixed-use Percentage of floating rate loans 100% 7% Percentage of senior loans 91% Total fundings(6) $297.3 Industrial 15% Changes in Loan Portfolio(4) Multifamily $297.3 31% $2,000 $1,883.1 $1,692.9 Senior Loans $1,750 $(107.1) 91% $1,500 ) s n $1,250 o i l l i m $1,000 n i $ $750 ( $500 $250 $0 Q F R Q 4- un ep 1- 19 din ay 20 Subordinated Debt & gs (6) me nts Preferred Equity Investments 9% Note: As of March 31, 2020, unless otherwise noted. See footnotes on page 16. 5

Interest Rate Sensitivity(4) • 98% of the loan portfolio is floating rate and 2% is fixed rate • 96% of the loan portfolio is either floating rate with a LIBOR floor (94%) or fixed rate (2%) ◦ For the floating rate loans with LIBOR floors, the weighted average LIBOR floor is 1.77% • 88% of the loan portfolio is either fixed rate or floating rate with a LIBOR floor of 0.99% or higher • 100% of outstanding financing is floating rate ◦ 8% has a LIBOR floor with a weighted average LIBOR floor of 1.49% Total Loan Portfolio by LIBOR Floor Levels Net Income Sensitivity to USD LIBOR Changes(7) ($ in millions) $0.60 $0.42 Outstanding LIBOR Floor Range Principal % Total Cumulative % $0.40 $0.20 Fixed rate $ 42.9 2% 2% t c $0.20 a 2.25% - 2.50% 410.3 22% 24% p m I $0.00 2.00% - 2.24% 218.4 12% 36% S P 1.75% - 1.99% 403.7 21% 57% E -$0.20 $(0.19) 1.50% - 1.74% 360.7 19% 76% -$0.40 $(0.31) 1.25% - 1.49% 139.6 8% 84% -$0.60 1.00% - 1.24% 72.2 4% 88% -1.00% -0.50% 0.00% 0.50% 1.00% <1.00% 159.1 8% 96% No floor 76.2 4% 100% Change in LIBOR from March 31, 2020 Spot Rate Total $ 1,883.1 100% Annual estimated increase/(decrease) in net income (loss) (per diluted common share basis)* Note: As of March 31, 2020, unless otherwise noted. *Per diluted weighted average common shares of 31.9 million for the three months ended March 31, 2020. See footnotes on page 16. 6

Financing Sources Overview Financing Sources Composition(4) Financing Sources Detail Bank Facilities/Insurance 61% ($ in millions) Term Loan Total (3) Outstanding Financing Sources Commitments Interest Rate Balance Notes Payable Bank Facilities and Secured 2017-FL3 Securitization Wells Fargo Facility $ 500.0 LIBOR+1.45 to 2.25% $ 472.9 Borrowings 4% Citibank Facility 325.0 LIBOR+1.50 to 2.50% 122.5 Term Loan 7% BAML Facility 36.3 LIBOR+2.00 to 2.75% 36.3 CNB Facility 50.0 LIBOR+2.65% 50.0 Stockholders U.S. Bank Facility 186.0 LIBOR+1.65 to 2.25% 39.2 Equity Morgan Stanley Facility 150.0 LIBOR+1.75 to 2.85% 117.2 2017-FL3 Securitization Insurance 28% MetLife Facility 180.0 LIBOR+2.10 to 2.30% 152.5 Subtotal $ 1,427.3 $ 990.6 Primarily match-funded, asset-level financing Asset Level Financing Notes Payable and Secured Borrowings $ 108.6 LIBOR+2.50 to 3.75% $ 66.7 Debt to equity ratio excluding CECL reserve* 3.2x Loans held for investment weighted average remaining Capital Markets life 1.6 years Term Loan $ 110.0 LIBOR+5.00% $ 110.0 Weighted average remaining term of financing agreements** 3.2 years 2017-FL3 Securitization 445.6 LIBOR + 1.70% 445.6 Q1-20 weighted average borrowings*** $1,449.7 million Subtotal $ 555.6 $ 555.6 Total Debt $ 2,091.5 $ 1,612.9 Note: As of March 31, 2020, unless otherwise noted. * Debt to equity ratio of 3.5x including CECL reserve. ** Assumes exercise of extension options. *** During the quarter ended March 31, 2020. See footnotes on page 16. 7

Current Expected Credit Losses - Additional Information Current Expected Credit Loss Reserve Current Expected Credit Loss Reserve by Property Type ($ in thousands) Office 24% Self Storage 1% Balance at 12/31/19 $ — Initial reserve upon adoption 5,051 Provision for current expected credit losses 27,117 Industrial 5% Write-offs — Student Recoveries — Housing 9% Balance at 3/31/20 $ 32,168 Hotel 24% • CECL adoption impact on 1/1/20 of $5.1 million bifurcated between funded commitments of $4.4 million and unfunded commitments of Mixed-use 11% $0.6 million • Q1-20 provision for current expected credit losses of $27.1 million bifurcated between funded commitments of $24.7 million and unfunded commitments of $2.4 million Residential/Condominium 13% Multifamily 13% • No specific loan impairments on loan portfolio Current Expected Credit Loss Reserve • Increased reserve for current expected credit losses from initial adoption by Loan Type reflects associated economic impact of COVID-19 Senior Loans • Weighted average risk rating of 3.0 on a scale of 1.0 (lowest risk) to 5.0 78% (highest risk) Sub.Debt & Pref. Equity Note: As of March 31, 2020, unless otherwise noted. Investments See footnotes on page 16. 22% 8

Appendix 9

Loans Held for Investment Portfolio Details ($ in millions) Origination Current Loan Outstanding LIBOR Unleveraged Payment # Loan Type Location Date Commitment Principal Carrying Value Interest Rate Floor Effective Yield(2) Maturity Date Terms (8) Multifamily Loans: 1 Senior FL Sep 2016 $89.7 $89.7 $89.7 L+4.75% 0.5% 5.7% May 2020 I/O 2 Senior TX Sep 2019 75.0 75.0 74.7 L+2.85% 2.0% 5.0% Oct 2022 I/O 3 Senior FL Sep 2016 45.4 45.4 45.4 L+4.75% 0.5% 5.7% May 2020 I/O 4 Senior FL Dec 2018 43.5 42.8 42.5 L+2.60% 2.4% 5.5% Jan 2022 I/O 5 Senior NJ Mar 2020 41.0 41.0 40.7 L+3.05% 1.5% 4.9% Mar 2022 I/O 6 Senior IL Nov 2018 40.0 39.4 39.3 L+3.50% 2.3% 6.5% Nov 2020 I/O 7 Senior KS Oct 2019 35.8 35.8 35.5 L+3.25% 1.9% 5.5% Nov 2022 I/O 8 Senior NY Dec 2017 30.2 30.1 30.1 L+3.20% 1.4% 4.9% Dec 2020 I/O 9 Senior TX Jan 2020 29.6 29.6 29.3 L+3.25% 1.7% 5.5% Feb 2023 I/O 10 Senior PA Dec 2018 30.2 29.3 29.2 L+3.00% 2.4% 5.9% Dec 2021 I/O 11 Senior TX Sep 2017 27.5 27.5 27.5 L+3.20% 1.2% 4.9% Oct 2020 I/O 12 Senior WA Feb 2020 19.0 18.6 18.4 L+3.00% 1.7% 5.1% Mar 2023 I/O 13 Senior SC Aug 2019 34.6 2.1 1.7 L+6.50% 2.2% 10.2% Sep 2022 I/O Total Multifamily $541.5 $506.3 $504.0 Office Loans: 14 Senior Diversified Jan 2020 $132.6 $107.5 $106.9 L+3.65% 1.6% 5.7% Jan 2023 I/O 15 Senior IL Nov 2017 82.0 69.5 69.3 L+3.75% 1.3% 5.6% Dec 2020 I/O 16 Senior IL May 2018 59.6 57.2 57.0 L+3.95% 2.0% 6.3% June 2021 I/O 17 Senior NC Mar 2019 84.0 53.9 53.4 L+4.25% 2.4% 8.5% Mar 2021 I/O 18 Senior GA Nov 2019 56.2 37.2 36.7 L+3.05% 2.0% 5.8% Dec 2022 I/O 19 Senior CA Oct 2019 37.2 30.9 30.6 L+3.35% 2.0% 6.0% Nov 2022 I/O 20 Senior IL Dec 2019 41.9 27.5 27.2 L+3.80% 1.8% 6.2% Jan 2023 I/O 21 Subordinated IL Mar 2020 37.5 26.2 25.8 L+8.00% 1.5% 10.2% Mar 2023 I/O 22 Senior CA Nov 2018 22.8 17.8 17.7 L+3.40% 2.3% 6.3% Nov 2021 I/O 23 Subordinated NJ Mar 2016 17.0 17.0 16.4 12.00% N/A 12.8% Jan 2026 I/O 24 Senior TX Apr 2019 28.2 13.5 13.3 L+4.05% 2.5% 7.7% Nov 2021 I/O 25 Senior NC Apr 2019 30.5 13.3 12.6 L+3.53% 2.3% 7.7% May 2023 I/O 26 Senior NC Oct 2018 13.5 8.6 8.5 L+4.00% 2.1% 6.7% Nov 2022 I/O 27 Subordinated CA Nov 2017 3.1 2.9 2.9 L+8.25% 1.3% 9.7% Nov 2021 I/O Total Office $646.1 $483.0 $478.3 See footnotes on page 16. 10

Loans Held for Investment Portfolio Details ($ in millions) Origination Current Loan Outstanding LIBOR Unleveraged Payment # Loan Type Location Date Commitment Principal Carrying Value Interest Rate Floor Effective Yield(2) Maturity Date Terms(8) Hotel Loans: 28 Senior OR/WA May 2018 $68.1 $68.1 $67.8 L+3.45% 1.9% 4.6% (9) May 2021 I/O 29 Senior Diversified Sep 2018 64.3 60.3 60.0 L+3.60% 2.1% 6.2% Sep 2021 I/O 30 Senior CA Dec 2017 40.0 40.0 39.9 L+4.12% 1.4% 5.9% Jan 2021 I/O 31 Senior MI Nov 2015 35.2 35.2 35.2 L+4.40% N/A —% (10) July 2020 I/O 32 Senior IL Apr 2018 32.9 32.9 32.7 L+4.40% 1.9% —% (10) May 2021 I/O 33 Senior MN Aug 2018 31.5 31.5 31.4 L+3.55% 2.1% 6.0% Aug 2021 I/O Total Hotel $272.0 $268.0 $267.0 Mixed-Use Loans: 34 Senior FL Feb 2019 $100.6 $100.6 $100.0 L+4.25% 2.5% 7.8% Feb 2021 I/O 35 Senior CA Mar 2018 56.1 49.0 48.8 L+4.00% 1.9% 6.3% Apr 2021 I/O 36 Senior TX Sep 2019 42.2 34.3 34.0 L+3.75% 2.3% 6.7% Sep 2022 I/O 37 Senior CA Feb 2020 39.6 19.7 19.3 L+4.10% 1.7% 6.4% Mar 2023 I/O 38 Subordinated IL May 2018 15.3 14.9 14.8 L+12.25% 1.5% 14.6% Nov 2021 I/O Total Mixed-Use $253.8 $218.5 $216.9 Student Housing Loans: 39 Senior CA June 2017 $43.0 $41.7 $41.7 L+3.95% 1.2% 5.7% July 2020 I/O 40 Senior TX Dec 2017 41.0 41.0 40.9 L+4.75% N/A 6.3% Jan 2021 I/O 41 Senior NC Feb 2019 30.0 30.0 29.9 L+3.15% 2.3% 5.9% Feb 2022 I/O 42 Senior TX Dec 2017 25.1 24.6 24.3 L+3.45% 1.6% 5.5% Feb 2023 I/O 43 Senior AL Feb 2017 24.1 24.1 23.6 L+4.45% 0.8% —% (10) Aug 2020 I/O 44 Senior FL Jul 2019 22.0 22.0 21.8 L+3.25% 2.3% 5.9% Aug 2022 I/O Total Student Housing $185.2 $183.4 $182.2 See footnotes on page 16. 11

Loans Held for Investment Portfolio Details ($ in millions) Origination Current Loan Outstanding LIBOR Unleveraged Payment # Loan Type Location Date Commitment Principal Carrying Value Interest Rate Floor Effective Yield(2) Maturity Date Terms(8) Industrial Loans: 45 Senior FL Oct 2019 $52.5 $52.5 $52.0 L+6.10% 2.1% 8.8% Oct 2022 I/O 46 Senior NY Jan 2020 56.5 43.8 43.4 L+5.00% 1.6% 8.3% Feb 2021 I/O 47 Senior NC May 2019 40.5 34.8 34.6 L+4.05% 1.6% 5.9% Mar 2024 I/O 48 Senior CA Nov 2019 26.6 21.1 20.9 L+4.50% 1.9% 7.4% Dec 2021 I/O 49 Senior CA Aug 2019 19.6 13.0 12.8 L+3.75% 2.0% 6.3% Mar 2023 I/O Total Industrial $195.7 $165.2 $163.7 Residential/Condominium Loans: 50 Senior CA Jan 2018 $16.7 $12.2 $12.2 13.00% N/A 14.4% Aug 2020 I/O 51 Subordinated NY Oct 2018 16.1 15.5 15.4 L+14.00% 2.3% 19.1% May 2021 I/O 52 Subordinated HI Aug 2018 11.5 11.5 11.5 14.00% N/A 14.5% Oct 2020 I/O Total Residential/Condominium $44.3 $39.2 $39.1 Self Storage Loans: 53 Senior FL Feb 2019 $19.5 $19.5 $19.4 L+3.50% 2.0% 6.0% Mar 2022 I/O Total Self Storage $19.5 $19.5 $19.4 Loan Portfolio Total/Weighted Average $2,158.1 $1,883.1 $1,870.6 1.8%(11) 6.2% See footnotes on page 16. 12

Consolidated Balance Sheets As of March 31, 2020 December 31, 2019 ($ in thousands, except share and per share data) (unaudited) ASSETS Cash and cash equivalents $ 74,498 $ 5,256 Restricted cash 379 379 Loans held for investment ($425,817 and $515,896 related to consolidated VIEs, respectively) 1,870,639 1,682,498 Current expected credit loss reserve (29,143) — Loans held for investment, net of current expected credit loss reserve 1,841,496 1,682,498 Real estate owned, net 37,907 37,901 Other assets ($1,010 and $1,309 of interest receivable related to consolidated VIEs, respectively; $131,183 and $41,104 of other receivables related to consolidated VIEs, respectively) 147,075 58,100 Total assets $ 2,101,355 $ 1,784,134 LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES Secured funding agreements $ 990,564 $ 728,589 Notes payable and secured borrowings 65,047 54,708 Secured term loan 109,378 109,149 Collateralized loan obligation securitization debt (consolidated VIE) 443,558 443,177 Due to affiliate 2,836 2,761 Dividends payable 11,057 9,546 Other liabilities ($691 and $718 of interest payable related to consolidated VIEs, respectively) 12,850 9,865 Total liabilities 1,635,290 1,357,795 STOCKHOLDERS' EQUITY Common stock, par value $0.01 per share, 450,000,000 shares authorized at March 31, 2020 and December 31, 2019 and 33,398,952 and 28,865,610 shares issued and outstanding at March 31, 2020 and December 31, 2019, respectively 329 283 Additional paid-in capital 496,689 423,619 Accumulated earnings (deficit) (30,953) 2,437 Total stockholders' equity 466,065 426,339 Total liabilities and stockholders' equity $ 2,101,355 $ 1,784,134 13

Consolidated Statements of Operations For the Three Months Ended ($ in thousands, except share and per share data) 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 Revenue: Interest income from loans held for investment $ 31,448 $ 28,536 $ 28,269 $ 29,993 $ 27,986 Interest expense (15,534) (15,044) (15,124) (16,675) (15,740) Net interest margin 15,914 13,492 13,145 13,318 12,246 Revenue from real estate owned 5,220 8,088 6,702 8,357 1,911 Total revenue 21,134 21,580 19,847 21,675 14,157 Expenses: Management and incentive fees to affiliate 1,773 1,959 1,578 2,252 1,574 Professional fees 903 641 542 532 478 General and administrative expenses 868 1,035 1,005 1,029 1,120 General and administrative expenses reimbursed to affiliate 1,051 764 831 771 659 Expenses from real estate owned 6,676 7,338 6,838 7,118 1,687 Total expenses 11,271 11,737 10,794 11,702 5,518 Provision for current expected credit losses 27,117 — — — — Income (loss) before income taxes (17,254) 9,843 9,053 9,973 8,639 Income tax expense, including excise tax 9 183 19 218 96 Net income (loss) attributable to common stockholders $ (17,263) $ 9,660 $ 9,034 $ 9,755 $ 8,543 Earnings (loss) per common share: Basic earnings (loss) per common share $ (0.54) $ 0.34 $ 0.32 $ 0.34 $ 0.30 Diluted earnings (loss) per common share $ (0.54) $ 0.33 $ 0.31 $ 0.34 $ 0.30 Weighted average number of common shares outstanding: Basic weighted average shares of common stock outstanding 31,897,952 28,640,363 28,634,514 28,599,282 28,561,827 Diluted weighted average shares of common stock outstanding 31,897,952 28,872,975 28,867,603 28,863,765 28,780,980 Dividends declared per share of common stock* $ 0.33 $ 0.33 $ 0.33 $ 0.33 $ 0.33 * There is no assurance dividends will continue at these levels or at all. 14

Reconciliation of Net Income (Loss) to Non-GAAP Core Earnings(1) For the Three Months Ended ($ in thousands, except per share data) 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 Net income (loss) attributable to common stockholders $ (17,263) $ 9,660 $ 9,034 $ 9,755 $ 8,543 Stock-based compensation 225 482 479 427 492 Incentive fees to affiliate — 378 — 674 — Depreciation of real estate owned 221 219 207 188 54 Provision for current expected credit losses 27,117 — — — — Core Earnings $ 10,300 $ 10,739 $ 9,720 $ 11,044 $ 9,089 Net income (loss) attributable to common stockholders $ (0.54) $ 0.34 $ 0.32 $ 0.34 $ 0.30 Stock-based compensation 0.01 0.02 0.02 0.01 0.02 Incentive fees to affiliate — 0.01 — 0.02 — Depreciation of real estate owned 0.01 0.01 0.01 0.01 — Provision for current expected credit losses 0.85 — — — — Basic Core Earnings per common share $ 0.32 $ 0.37 $ 0.34 $ 0.39 $ 0.32 Net income (loss) attributable to common stockholders $ (0.54) $ 0.33 $ 0.31 $ 0.34 $ 0.30 Stock-based compensation 0.01 0.02 0.02 0.01 0.02 Incentive fees to affiliate — 0.01 — 0.02 — Depreciation of real estate owned 0.01 0.01 0.01 0.01 — Provision for current expected credit losses 0.84 — — — — Diluted Core Earnings per common share $ 0.32 $ 0.37 $ 0.34 $ 0.38 $ 0.32 See footnotes on page 16. 15

Footnotes 1. The Company believes the disclosure of Core Earnings provides useful information to investors regarding the calculation of incentive fees the Company pays to its manager, Ares Commercial Real Estate Management LLC, and the Company’s financial performance. Core Earnings is an adjusted non-GAAP measure that helps the Company evaluate its financial performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Core Earnings is defined as net income (loss) computed in accordance with GAAP, excluding non-cash equity compensation expense, the incentive fee, depreciation and amortization (to the extent that any of the Company’s target investments are structured as debt and the Company forecloses on any properties underlying such debt), any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss), one- time events pursuant to changes in GAAP and certain non-cash charges after discussions between the Company’s manager and the Company’s independent directors and after approval by a majority of the Company’s independent directors. 2. Unleveraged Effective Yield is the compounded effective rate of return that would be earned over the life of the investment based on the contractual interest rate (adjusted for any deferred loan fees, costs, premiums or discounts) and assumes no dispositions, early prepayments or defaults. The total Weighted Average Unleveraged Effective Yield is calculated based on the average of Unleveraged Effective Yield of all loans held by the Company as weighted by the outstanding principal balance of each loan. 3. Represents total commitments. Ability to draw on available capacity is subject to available collateral and lender approvals. 4. Based on outstanding principal balance. 5. Based on outstanding principal balance on new loans closed for the three months ended March 31, 2020. 6. Includes outstanding principal funded of $284.6 million on initial fundings on new commitments and $12.7 million on previously originated commitments. 7. Represents the estimated hypothetical increases/(decreases) in net income (loss) per diluted common share for a twelve month period, assuming (1) an immediate increase or decrease in 30-day LIBOR as of March 31, 2020 and (2) no change in the outstanding principal balance of the Company's loans held for investment portfolio and borrowings as of March 31, 2020. The analysis detailed herein represents the Company’s perspective and is merely a mathematical illustration. These metrics are shown for illustrative purposes only and the terms and characteristics of such transactions are not necessarily indicative of every type of transaction entered into or arranged by the Company. Any future results may differ from those discussed herein. Accordingly, no representation or warranty is made in respect of this information. 8. I/O = interest only, P/I = principal and interest. 9. At origination, the Oregon/Washington loan was structured as both a senior and mezzanine loan with the Company holding both positions. The mezzanine position of this loan, which had an outstanding principal balance of $13.1 million as of March 31, 2020, was on non-accrual status as of March 31, 2020 and therefore, the Unleveraged Effective Yield presented is for the senior position only as the mezzanine position is non-interest accruing. 10. Loan was on non-accrual status as of March 31, 2020 and therefore, there is no Unleveraged Effective Yield as the loan is non-interest accruing. 11. The weighted average floor is calculated based on loans with LIBOR floors. 16